Exhibit 4.8

	COMMON STOCK	COMMON STOCK
NUMBER	INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA	SHARES SPECIMEN
SN 523608		SEE REVERSE FOR CERTAIN DEFINITIONS
	THIS CERTIFICATE IS TRANSFERABLE IN PITTSBURGH AND IN NEW YORK	CUSIP 266233 10 5

Duquesne Light Holdings, Inc.

This certifies that

SPECIMEN

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF NO PAR VALUE OF THE COMMON STOCK OF

Duquesne Light Holdings, Inc. (hereinafter called the “Company”) transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated:	Duquesne Light Holdings, Inc.
/s/ Douglas L. Rabuzzi	/s/ Morgan K. O’Brien
CORPORATE SECRETARY	PRESIDENT AND CHIEF EXECUTIVE OFFICER

REGISTERED:	COUNTERSIGNED:
MELLON INVESTOR SERVICES LLC
REGISTRAR	TRANSFER AGENT

BY	BY	/s/ Thomas E. Ross
MANAGER

DUQUESNE LIGHT HOLDINGS, INC.

A full statement of the designations, voting rights, preferences, limitations and special rights of the shares of each class or series authorized to be issued by Duquesne Light Holdings, Inc. so far as they have been fixed and determined and the authority of the board of directors to fix and determine the designations, voting rights, preferences, limitations and special rights of subsequent classes and series of shares of the corporation, will be furnished to any shareholder without charge upon request to the Secretary of Duquesne Light Holdings, Inc., 411 Seventh Avenue, Pittsburgh, Pennsylvania 15219.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT –	__________Custodian__________
TEN ENT	–	as tenants by the entireties		(Cust) (Minor)
JT TEN	–	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors Act ____________ (State)

Additional abbreviations may also be used though not in the above list.

For value received,                                                                                                                    hereby sell, assign and transfer unto

PLEASE PRINT OR TYPE NAME AND ADDRESS OF ASSIGNEE

Name	PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

Street

SHARES
City, State and Zip Code

PLEASE PRINT OR TYPE NAME AND ADDRESS OF ASSIGNEE

Name	PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

Street

SHARES
City, State and Zip Code

PLEASE PRINT OR TYPE NAME AND ADDRESS OF ASSIGNEE

Name	PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

Street

SHARES
City, State and Zip Code

of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint ____________ ___________________________________________________________________________________________ Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,

*

*	NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER AND MUST BE GUARANTEED BY AN ACCEPTABLE GUARANTOR.

SIGNATURE GUARANTEED: